                                                                    EXHIBIT 99.1

                            STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT (the "Agreement") is entered into as of June 19, 1998 by and between General Re Corporation, a Delaware corporation (the "Grantee"), and Berkshire Hathaway Inc., a Delaware corporation (the "Grantor").

     WHEREAS, the Grantee and the Grantor are entering into an Agreement and Plan of Mergers, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, for the merger of a subsidiary of NBH, Inc., a Delaware corporation, into Grantor (such merger, along with the other transactions contemplated by the Merger Agreement, the "Transactions");

     WHEREAS, as a condition and inducement to Grantee's willingness to enter into the Merger Agreement, the Grantee has requested that the Grantor grant to the Grantee an option to purchase up to 15,000,000 shares of Common Stock, par value $0.50 per share, of the Grantor (the "Common Stock"), upon the terms and subject to the conditions hereof; and

     WHEREAS, in order to induce the Grantee to enter into the Merger Agreement, the Grantor is willing to grant the Grantee the requested option.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1.   The Option; Exercise; Adjustments; Payment of Spread.
          ----------------------------------------------------

          (a) Contemporaneously herewith the Grantee and the Grantor are entering into the Merger Agreement. Subject to the other terms and conditions set forth herein, the Grantor hereby grants to the Grantee an irrevocable option (the "Option") to purchase up to 15,000,000 (as may be adjusted as provided herein) shares of Common Stock (together with rights attached thereto to purchase Series A Junior Participating Preferred Stock of the Company issued pursuant to the Rights Agreement (the "Rights Agreement") dated as of September 11, 1991 between the Company and Bank of New York, as rights agent) (the "Shares") at a cash purchase price equal to $283.71 per share (the "Purchase Price"). The Option may be exercised by the Grantee, in whole or in part, at any time, or from time to time, following the occurrence of one of the events set forth in Section 2(d) hereof, and prior to the termination of the Option in accordance with the terms of this Agreement.

          (b) In the event the Grantee wishes to exercise the Option, the Grantee shall send a written notice to the Grantor (the "Stock Exercise Notice") specifying a date for the closing of such purchases (subject to the HSR Act (as defined below) and applicable insurance regulatory approvals) not later than 10 business days and not earlier than three business days following the date such notice is given. In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, stock split, split-up, recapitalization, reorganization or other change in the corporate or capital structure of the Grantor, the number and/or kind of Shares subject to this Option and the purchase price per Share shall be appropriately adjusted to restore the Grantee to its rights hereunder, including its right to purchase Shares representing 19.9% of the capital stock of the Grantor entitled to vote generally for the election of the directors of the Grantor which is issued and outstanding immediately prior to the exercise of the Option at an aggregate purchase price equal to the Purchase Price multiplied by 15,000,000. In the event that any additional shares of Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the preceding sentence), the number of Shares subject to this Option shall be increased by 19.9% of the number of the additional shares of Common Stock so issued (and such additional Shares shall have a purchase price per share equal to the Purchase Price). Notwithstanding anything in this Agreement, the number of shares subject to this Option shall never exceed 19.9% of the outstanding shares of the Grantor.

          (c) At any time when the Option is exercisable pursuant to the terms of Section 1(a) hereof, the Grantee may elect, in lieu of exercising the Option to purchase Shares as provided in Section 1(a) hereof, to send a written notice to the Grantor (the "Cash Exercise Notice") specifying a date not later than 20 business days and not earlier than 10 business days following the date such notice is given on which date the Grantor shall pay to the Grantee an amount in cash equal to the Spread (as hereinafter defined) multiplied by all or such portion of the Shares subject to the Option as Grantee shall specify in such notice. As used herein "Spread" shall mean the excess, if any, over the Purchase Price of the higher of (y) if applicable, the highest price per share of Common Stock (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid or proposed to be paid by any person pursuant to any Grenada Takeover Proposal (as defined in the Merger Agreement) (the "Alternative Purchase Price") or
     (z) the closing price of the shares of Common Stock on the NYSE Composite Tape on the last trading day immediately prior to the date of the Cash Exercise Notice (the "Closing Price"). If the Alternative Purchase Price includes any property other than cash, the Alternative Purchase Price shall be the sum of (i) the fixed cash amount, if any, included in the Alternative Purchase Price plus (ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending five days prior to the date of the Cash Exercise Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Spread, agreement on the value of such other property has not been reached, the Alternative Purchase Price shall be deemed to equal the Closing Price.
     Upon the

     Grantee's exercise of its right to receive cash pursuant to this Section 1(c), the obligations of the Grantor to deliver Shares pursuant to Section 3 shall be terminated with respect to such number of Shares for which the Grantee shall have been paid the Spread.

     2.   Conditions to Delivery of Shares.  The Grantor's obligation to deliver
          --------------------------------
Shares upon exercise of the Option is subject only to the conditions that:

          (a) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Shares shall be in effect; and

          (b) Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have expired or been terminated; and

          (c) Any other consent, approval, order, notification, or authorization, the failure of which to obtain or make would make the issuance of the Shares illegal, shall have been obtained or made and be in full force and effect; and

          (d) (i) any person (other than Grantee or any of its subsidiaries) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, shares of Common Stock aggregating 20% or more of the then outstanding Common Stock; (ii) the Merger Agreement shall have been terminated by Grantor pursuant to Section 8.1(g) of the Merger Agreement; or (iii) either
     (A) a Grenada Takeover Proposal shall have been made to Grantor or any of its subsidiaries or any of its stockholders or any person shall have publicly announced an intention (whether or not conditional) to make a Grenada Takeover Proposal with respect to Grantor or any of its subsidiaries and thereafter the Merger Agreement shall have been terminated by either Grantee or Grantor pursuant to Section 8.1(d) of the Merger Agreement, or (B) the Merger Agreement shall have been terminated by Grantee pursuant to Section 8.1(f) of the Merger Agreement, and, in the case of either clause (A) or clause (B), within 18 months of the date of such termination Grantee enters into any Grenada Acquisition Agreement (as defined in the Merger Agreement). As used in this Agreement, "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

     3.   The Closing.
          -----------

          (a) Any closing hereunder shall take place on the date specified by the Grantee in its Stock Exercise Notice or Cash Exercise Notice, as the case may be, at 9:00 A.M., local time, at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York, or, if the conditions set forth in Section 2(a), (b) or (c) have not then been satisfied, on the second business day following the satisfaction of such conditions, or at such other time and place as the parties hereto may agree (the "Closing Date"). On the Closing Date, (i) in the event of a closing pursuant to Section 1(b) hereof, the Grantor will deliver to the Grantee a certificate or certificates, representing the Shares in the denominations designated by the Grantee in its Stock Exercise Notice and the Grantee will purchase such Shares from the Grantor at the price per Share equal to the Purchase Price or (ii) in the event of a closing pursuant to Section 1(c) hereof, the Grantor will deliver to the Grantee cash in an amount determined pursuant to Section 1(c) hereof. Any payment made by the Grantee to the Grantor, or by the Grantor to the Grantee, pursuant to this Agreement shall be made by wire transfer to a bank designated by the party receiving such funds.

          (b) The certificates representing the Shares shall bear an appropriate legend relating to the fact that such Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act").

     4.   Representations and Warranties of the Grantor.  The Grantor represents
          ---------------------------------------------
and warrants to the Grantee that (a) the Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform this Agreement; (b) the execution and delivery of this Agreement by the Grantor and the consummation by it of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Grantor and this Agreement has been duly executed and delivered by a duly authorized officer of the Grantor and constitutes a valid and binding obligation of the Grantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity;
(c) the Grantor has taken all necessary corporate action to authorize and reserve the Shares issuable upon exercise of the Option and the Shares, when issued and delivered by the Grantor upon exercise of the Option and paid for by Grantee as contemplated hereby, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights; (d) the execution and delivery of this Agreement by the Grantor and, except as otherwise required by the HSR Act and applicable insurance laws and for such filings as are required by the New York Stock Exchange, Inc. ("NYSE"), the consummation by it of the transactions contemplated hereby do not require the consent, waiver, approval or authorization of or any filing with any person or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of Grantor's certificate of incorporation or bylaws, or any material indenture, mortgage, lien, lease, agreement, contract, instrument, order, law, rule, regulation, judgment, ordinance, or decree, or restriction by which the Grantor or any of its subsidiaries or any of their respective properties or assets is bound; (e) no "fair price," "moratorium," "control share acquisition," "interested shareholder" or other form of antitakeover statute or regulation, including without limitation, Section 203 of the Delaware General Corporation Law, or similar provision contained in the certificate of incorporation or bylaws of Grantor, is or shall be applicable to any of the transactions contemplated by this Agreement, and the Board of Directors of the Company has taken all action to approve the transactions contemplated hereby to the extent necessary to avoid any such application (including, without limitation, the Board of Directors of the Company having determined pursuant to Article IX of the Company's Restated Certification of Incorporation that the purchase price under Sections 7 and 8 hereof will not violate or require any shareholder vote under Article X thereof); and (f) the Grantor has taken all corporate action necessary so that the grant and any subsequent exercise of the Option by the Grantee or other exercise by the Grantee of any its rights hereunder will not result in the separation or exercisability of the rights under the Rights Agreement or in any nullification of rights under the Rights Agreement held by the Grantee or any of its Affiliates or Associates (as defined in the Rights Agreement).

     5.   Representations And Warranties of The Grantee.  The Grantee represents
          ---------------------------------------------
and warrants to the Grantor that (a) the execution and delivery of this Agreement by the Grantee and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Grantee and this Agreement has been duly executed and delivered by a duly authorized officer of the Grantee and constitutes a valid and binding obligation of Grantee; and (b) the Grantee is acquiring the Option and, if and when it exercises the Option, will be acquiring the Shares issuable upon the exercise thereof for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act.

     6.   Listing of Shares; Filings; Governmental Consents.  Subject to
          -------------------------------------------------
applicable law and the rules and regulations of the NYSE, when the Option becomes exercisable hereunder, the Grantor will promptly file an application to list the Shares on the NYSE and will use all reasonable best efforts to obtain approval of such listing and to effect all necessary filings by the Grantor under the HSR Act and the applicable insurance laws of each state and foreign jurisdiction; provided, however, that if the Grantor is unable to effect such listing on the NYSE by the Closing Date, the Grantor will nevertheless be obligated to deliver the Shares upon the Closing Date. Each of the parties hereto will use its reasonable best efforts to obtain consents of all third parties and governmental authorities, if any, necessary to the consummation of the transactions contemplated.

     7.   Repurchase of Shares.  If within 18 months after the date the Merger
          --------------------
Agreement was terminated pursuant to the terms thereof (the "Merger Termination Date"), neither the Grantee nor any other person has acquired more than fifty percent (excluding the Shares) of the shares of outstanding Common Stock, the Grantor will then have the right to purchase (the "Repurchase Right") all, but not less than all, of the Shares acquired upon exercise of this Option of which the Grantee is the beneficial owner on the date the Grantor gives written notice of its intention to exercise the Repurchase Right, at the greater of (i) the Purchase Price or (ii) the average of the last sales prices for shares of Common Stock on the 30 trading days ending on the date the Grantor gives written notice of its intention to exercise the Repurchase Right. If the Grantor does not exercise the Repurchase Right within thirty days following the date the Repurchase Right becomes exercisable, the Repurchase Right will expire and cannot thereafter be exercised. In the event the Grantor wishes to exercise the Repurchase Right, the Grantor shall send a written notice to the Grantee specifying a date (not later than 20 business days and not earlier than 10 business days following the date such notice is given) for the closing of such purchase.

     8.   Sale of Shares.  At any time prior to the date that is 18 months after
          --------------
the Merger Termination Date, the Grantee shall have the right to sell (the "Sale Right") to the Grantor all, but not less than all, of the Shares acquired upon exercise of this Option of which the Grantee is the beneficial owner on the date the Grantee gives written notice of its intention to exercise the Sale Right, at the greater of (i) the Purchase Price, or (ii) the average of the last sales prices for shares of Common Stock on the 30 trading days ending on the date the Grantee gives written notice of its intention to exercise the Sale Right. If the Grantee does not exercise the Sale Right prior to the date the Sale Right becomes exercisable, the Sale Right will expire and cannot thereafter be exercised. In the event the Grantee wishes to exercise the Sale Right, the Grantee shall send a written notice to the Grantor specifying a date not later than 20 business days and not earlier than 10 business days following the date such notice is given for the closing of such sale.

     9.   Registration Rights.
          -------------------

          (a) In the event that the Grantee shall desire to sell any of the Shares within three years after the purchase of such Shares pursuant hereto, and such sale requires, in the opinion of counsel to the Grantee, which opinion shall be reasonably satisfactory to the Grantor and its counsel, registration of such Shares under the Securities Act, the Grantor will cooperate with the Grantee and any underwriters in registering such Shares for resale, including, without limitation, promptly filing a registration statement which complies with the requirements of applicable federal and state securities laws, and entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided that the Grantor shall not be required to have declared effective more than two registration statements hereunder and shall be entitled to delay the filing or effectiveness of any registration statement for up to 90 days if the offering would, in the judgment of the Board of Directors of the Grantor, require premature disclosure of any material corporate development or material transaction involving the Grantor or interfere with any previously planned securities offering by the Grantor.

          (b) If the Common Stock is registered pursuant to the provisions of this Section 9, the Grantor agrees (i) to furnish copies of the registration statement and the prospectus relating to the Shares covered thereby in such numbers as the Grantee may from time to time reasonably request and (ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the Common Stock meeting the requirements of such securities laws, and to furnish the Grantee such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested. The Grantor shall bear the cost of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for the Grantor, except that the Grantee shall pay the fees and disbursements of its counsel, and the underwriting fees and selling commissions applicable to the shares of Common Stock sold by the Grantee. The Grantor shall indemnify and hold harmless (i) Grantee, its affiliates and its officers and directors and each person who controls Grantee within the meaning of the Securities Act or Exchange Act and (ii) each underwriter and each person who controls any underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the "Underwriters") ((i) and (ii) being referred to as "Indemnified Parties") against any losses, claims, damages, liabilities or expenses, to which the Indemnified Parties may become subject, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) and expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement or prospectus filed pursuant to this paragraph, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Grantor will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information furnished to the Grantor by the Indemnified Parties expressly for use or incorporation by reference therein.

          (c) The Grantee and the Underwriters shall indemnify and hold harmless the Grantor, its affiliates and its officers and directors and each person who controls Grantee within the meaning of the Securities Act or Exchange Act against any losses, claims, damages, liabilities or expenses to which the Grantor, its affiliates and its officers and directors may become subject, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) and expenses arise out of or are based upon any untrue statement of any material fact contained or incorporated by reference in any registration statement filed pursuant to this paragraph, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Grantor by the Grantee or the Underwriters, as applicable, specifically for use or incorporation by reference therein.

     10.  Expenses.  Each party hereto shall pay its own expenses incurred in
          --------
connection with this Agreement, except as otherwise specifically provided herein.

     11.  Specific Performance.  The Grantor acknowledges that if the Grantor
          --------------------
fails to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to the Grantee for which money damages would not be an adequate remedy. In such event, the Grantor agrees that the Grantee shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if the Grantee should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Grantor hereby waives the claim or defense that the Grantee has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Grantor further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

     12.  Notice.  All notices, requests, demands and other communications
          ------
hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by facsimile transmission, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

          If to the Grantee:

               Berkshire Hathaway Inc.
               1440 Kiewit Plaza
               Omaha, NE  68131
               Attn:  Warren E. Buffett
               Fax:   (402) 346-3375

          With a copy to:

               Munger, Tolles & Olson LLP
               355 South Grand Avenue
               Los Angeles, CA 90071
               Attn:  R. Gregory Morgan, Esq.
               Fax:  (213) 687-3702

          If to the Grantor:

               General Re Corporation
               695 East Main Street
               Stamford, CT  06904
               Attn:  Charles F. Barr, General Counsel
               Fax:   (203) 328-5090

          With a copy to:

               Wachtell Lipton Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Attn:  Edward D. Herlihy
               Fax:   (212) 403-2000

     13.  Parties in Interest.  This Agreement shall inure to the benefit of and
          -------------------
be binding upon the parties named herein and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the Grantor or the Grantee, or their successors or assigns, any rights or remedies under or by reason of this Agreement.

     14.  Entire Agreement; Amendments.  This Agreement, together with the
          ----------------------------
Merger Agreement and the other documents referred to therein, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. This Agreement may not be changed, amended or modified orally, but may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

     15.  Assignment.  No party to this Agreement may assign any of its rights
          ----------
or obligations under this Agreement without the prior written consent of the other party hereto, except that the Grantee may assign its rights and obligations hereunder to any of its direct or indirect wholly owned subsidiaries, but no such transfer shall relieve the Grantee of its obligations hereunder if such transferee does not perform such obligations.

     16.  Headings.  The section headings herein are for convenience only and
          --------
shall not affect the construction of this Agreement.

     17.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

     18.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware (without regard to principles of conflicts of law).

     19.  Termination.  The right to exercise the Option granted pursuant to
          -----------
this Agreement shall terminate at the earliest of (i) the Effective Time (as defined in the Merger Agreement) (ii) if the Option is not exercised within 120 days after first becoming exercisable and (iii) if not then exercisable, 30 days after termination of the Merger Agreement in accordance with its terms (the dates referred to in clause (ii) and (iii) being hereinafter referred to as the "Termination Date"); provided that, if the Option cannot be exercised or the Shares cannot be delivered to Grantee upon such exercise because the conditions set forth in Section 2(a), (b) or (c) hereof have not yet been satisfied, the Termination Date shall be extended until 30 days after such impediment to exercise or delivery has been removed. All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares.

     20.  Profit Limitation.
          -----------------

          (a) Notwithstanding any other provision of this Agreement or the Merger Agreement, in no event shall the Grantee's Total Profit (as hereinafter defined) exceed $600 million and, if it otherwise would exceed such amount, the Grantee shall repay such excess amount to Grantor in cash (or the purchase price for purposes of Section 7 or 8, as applicable, shall be reduced) so that Grantee's Total Profit shall not exceed $600 million after taking into account the foregoing actions.

          (b) Notwithstanding any other provision of this Agreement, this Option may not be exercised for a number of Shares as would, as of the date of the Stock Exercise Notice, result in a Notional Total Profit (as defined below) of more than $600 million and, if exercise of the Option otherwise would exceed such amount, the Grantee, at its discretion, may increase the Purchase Price for that number of Shares set forth in the Stock Exercise Notice so that the Notional Total Profit shall not exceed $600 million; provided, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date at the Purchase Price set forth in Section 1(a) hereof.

          (c) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) (x) the amount of cash received by Grantee pursuant to Section 8.2 of the Merger Agreement and Section 1(c) hereof, less (y) any repayment of such cash to Grantor, (ii) (x) the amount received by Grantee pursuant to the Grantor's repurchase of Shares pursuant to Sections 7 or 8 hereof, less (y) the Grantee's purchase price for such Shares, and (iii) (x) the net cash amounts received by Grantee pursuant to the sale of Shares (or any other securities into or for which such

     Shares are converted or exchanged) to any unaffiliated party, less (y) the Grantee's purchase price for such Shares.

          (d) As used herein, the term "Notional Total Profit" with respect to any number of Shares as to which Grantee may propose to exercise this Option shall be the Total Profit determined as of the date of the Stock Exercise Notice assuming that this Option were exercised on such date for such number of Shares and assuming that such Shares, together with all other Shares acquired upon exercise of the Option and held by Grantee and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

     21.  Severability.  If any term, provision, covenant or restriction of this
          ------------
Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     IN WITNESS WHEREOF, the Grantee and the Grantor have caused this Agreement to be duly executed and delivered on the day and year first above written.



                              GENERAL RE CORPORATION



                              By:  /s/ Ronald E. Ferguson
                                   -------------------------------------
                                    Ronald E. Ferguson
                                    Chairman and Chief Executive Officer


                              BERKSHIRE HATHAWAY INC.



                              By:  /s/ Warren E. Buffett
                                   -------------------------------------
                                    Warren E. Buffett
                                    Chairman and Chief Executive Officer

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